Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of January 14, 2026.

ECP ControlCo, LLC

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

Energy Capital Partners III, LLC
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

Energy Capital Partners IV, LLC
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

ECP Calpine GP, LLC
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

ECP III Volt Holdings, LLC
By: Energy Capital Partners III, LP, its member
By: Energy Capital Partners GP III, LP, its general partner
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

ECP III-A Volt Holdings, LLC

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP III-B Volt Holdings, LLC

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP III-C Volt Holdings, LP
By: ECP III Volt Holdings GP, LLC, its general partner

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP III-D Volt Holdings, LP
By: ECP III Volt Holdings GP, LLC, its general partner

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP Checkerspot Holdings, LP
By: Volt Parent GP, LLC, its general partner
By: Energy Capital Partners III, LLC, its managing member
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

ECP IV-A Volt Holdings, LP
By: ECP IV Volt Holdings GP, LLC, its general partner

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP IV-B Volt Holdings, LP
By: ECP IV Volt Holdings GP, LLC, its general partner

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP IV-C Volt Holdings, LP
By: ECP IV Volt Holdings GP, LLC, its general partner

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP IV-D Volt Holdings, LP
By: ECP IV Volt Holdings GP, LLC, its general partner

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	Executive Vice President & General Counsel

ECP Calpine Fund GP, LP
By: ECP Calpine GP, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

ECP Calpine Continuation Fund, LP
By: ECP Calpine Fund GP, LP, its general partner
By: ECP Calpine GP, LLC, its managing member
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel

ECP Calpine Rollover Fund, LP
By: ECP Calpine Fund GP, LP, its general partner
By: ECP Calpine GP, LLC, its managing member
By: ECP ControlCo, LLC, its managing member

By:	/s/ Jennifer Gray
Name:	Jennifer Gray
Title:	General Counsel